Exhibit 99.1

United States Bankruptcy Court
Southern District of New York
X
In re:	:	Chapter 11
:
K-V Discovery Solutions, Inc. et al.,	:	Case No. 12-13346 (ALG)
:
Debtors.	X	Jointly Administered

Monthly Operating Report for the Period

May 1, 2013 to May 31, 2013

Debtors’ Address:	16640 Chesterfield Grove Road
Suite 200 Chesterfield, Missouri 63005
Telephone: (314) 645-6600

Debtors’ Attorneys:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Thomas S. McHugh	June 17, 2013
Thomas S. McHugh
Chief Financial Officer
K-V Pharmaceutical Company

In re	K-V DISCOVERY SOLUTIONS, INC., et al.,	Case No.	12-13346 (ALG)

	Debtors.	Reporting Period:	5/1/13 - 5/31/13

		Federal Tax I.D.#	13-1587982

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x	x
Copies of IRS Form 6123 or payment receipt (See Notes to MOR 4)			x
Copies of tax returns filed during reporting period (See Notes to MOR 4)			x
Summary of Unpaid Post-petition Debts (See Notes to MOR 4)	MOR-4		x
Listing of Aged Accounts Payable (See MOR 7)		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR 7)	MOR-5		x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x
Makena® Performance Metrics		x

NOTES TO MONTHLY OPERATING REPORT

This MOR includes activity from the following Debtors:

Debtor	Case Number
K-V Discovery Solutions, Inc.	12-13346
K-V Pharmaceutical Company	12-13347
Ther-Rx Corporation	12-13348
K-V Generic Pharmaceuticals, Inc.	12-13349
Zeratech Technologies USA, Inc.	12-13350
Drug Tech Corporation	12-13351
K-V Solutions USA, Inc.	12-13352
FP1096, Inc.	12-13353

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with GAAP.  In addition, the financial statements and supplemental information contained herein represent consolidated information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and exclude activity for their non-debtor subsidiaries. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to changes, and these changes could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment. The Debtors are reviewing their books and records and other information on an ongoing basis to determine whether the financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to the financial statements that form a part of this MOR. The financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

The unaudited consolidated financial statements contained herein have been prepared on a going concern basis and do not reflect or provide all of the possible consequences of the ongoing chapter 11 cases. Specifically, the unaudited consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies which may be required in these cases. As a result of the chapter 11 proceedings, the Debtors may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

MOR-1:

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1

(Dollars in thousands)

Debtor	Case Number	Cash Receipts
Ther-Rx Corporation	12-13348	$11,151
K-V Pharmaceutical Company	12-13347	109
DrugTech Corporation	12-13351	14
K-V Discovery Solutions, Inc	12-13346	0
K-V Generic Pharmaceuticals, Inc	12-13349	0
Zeratech Technologies USA, Inc	12-13350	0
K-V Solutions USA Inc	12-13352	0
FP1096, Inc	12-13353	0
Total Cash Receipts		$11,274

Debtor	Case Number	Cash [2] Disbursements
K-V Pharmaceutical Company	12-13347	$(6,202)
Ther-Rx Corporation	12-13348	(2,205)
DrugTech Corporation	12-13351	(12)
K-V Discovery Solutions, Inc	12-13346	0
K-V Generic Pharmaceuticals, Inc	12-13349	0
Zeratech Technologies USA, Inc	12-13350	0
K-V Solutions USA Inc	12-13352	0
FP1096, Inc	12-13353	0
Total Cash Disbursements		$(8,419)

Notes

1 – Cash is received and disbursed by the Debtors as described in the Debtors’ motion to approve continued use of their cash management system (which motion was granted on a final basis pursuant to an order entered by the Bankruptcy Court on January 15, 2013) and is consistent with the Debtors’ historical cash management practices.  All amounts listed are the balances reported by the bank as of the end of the reporting period. Copies of bank statements will be provided upon reasonable request in writing to counsel for the Debtors.

2 – Cash disbursements during the month of May 2013 include $608 of outstanding checks.

MOR-1 (CON’T):

BANK RECONCILIATIONS 1, 2, 3, 4, 5

(Dollars in thousands)

Debtor	Case Number	Bank and Account Description	Bank Account No. Ending In	Bank Balance
K-V Pharmaceutical Company	12-13347	Fifth Third Money Market / Investment Account.	1225	$34,344
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Operating Account	9158	3,592
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Deposit Account	0941	1,327
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Nesher Escrow Account	0383	501
K-V Pharmaceutical Company	12-13347	Commerce Bank / Certificate of Deposit	2433	150
K-V Pharmaceutical Company	12-13347	AMEX Centurion Bank / Certificate of Deposit	8420	60
Drug Tech Corporation	12-13351	Wells Fargo Bank/ DrugTech Operating Acct	6823	2
Drug Tech Corporation	12-13351	US Bank / DrugTech Custody Account	3256	8
				$39,984

Notes

1 –The Debtors have not included copies of their bank statements or cash disbursement journals due to the voluminous nature of these reports. Copies of the Debtors’ bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors.

2 –The Debtors reconcile their bank accounts on a monthly basis.

3 –The Debtors have excluded accounts with no balance as of the end of the reporting period.

4 –The Debtors’ bank balances exclude $652 of outstanding checks.

5 –During the current reporting period, the Debtors closed an account in the name of K-V Pharmaceutical Company at Fifth Third Bank (account ending in 0479).

MOR-2:

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited; Dollars in thousands)

For the Month Ended May 31, 2013[1]
Net revenues	$8,769
Cost of sales	108
Gross profit	8,661

Research and development	703
Selling and administrative	6,359
Operating expenses	7,062
Operating income	1,599

Interest, net and other	1,576
Reorganization items, net	2,120
Total other (income), net	3,696

Loss from continuing operations before income taxes	(2,097)
Income tax provision	1,056
Net loss from continuing operations	$(3,153)

Notes

1 – The Debtors prepare their income statement on an accrual basis. Accordingly, the Debtors’ Statement of Operations, as set forth in this MOR, reflects the results of the Debtors’ operations for the month of May 2013.

MOR-3:

CONSOLIDATED BALANCE SHEET

(Unaudited; Dollars in thousands)

As of May 31,
2013
ASSETS
Current Assets:
Cash and cash equivalents	38,618
Restricted cash	561
Undrawn DIP Facility proceeds	21,950
Receivables, net	20,601
Inventories, net	5,827
Other current assets	3,726
Total Current Assets	91,283
Property and equipment, less accumulated depreciation	1,281
Intangible assets, net	107,918
Other assets	15,191
Total Assets	$215,673

LIABILITIES
LIABILITIES NOT SUBJECT TO COMPROMISE:
Current Liabilities:
Accounts payable	$6,719
Accrued expenses	29,806
Other current liabilities	501
Debtor-in-Possession Financing [1]	86,612
Total Current Liabilities	123,638
Other long-term liabilities	49
Total Liabilities not subject to compromise	123,687
Total liabilities subject to compromise	581,731
Total Liabilities	705,418

SHAREHOLDERS' DEFICIT
Preferred Stock	–
Class A Common Stock	658
Class B Common Stock	98
Additional paid-in capital	206,416
Accumulated deficit	(639,508)
Less: Treasury stock	(57,409)
Total Shareholders' Deficit	(489,745)
Total Liabilities and Shareholders' Deficit	$215,673

Notes

1 – Debtor-in-Possession Financing includes the amount of $85,000 under the Debtors’ debtor-in-possession financing facility (the “DIP Facility”), which was approved pursuant to an order of the Bankruptcy Court (the “DIP Order”) entered on December 27, 2012 [Docket No. 497], as well as accrued paid-in-kind interest of $1,612. For administrative purposes, the net proceeds of the DIP Facility are being held in an account in the name of Silver Point Finance, LLC, the agent for the DIP Facility.

MOR-4:

STATUS OF POST-PETITION TAXES 1, 2

(Dollars in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$0	$297	$(297)	$0
FICA-Employee	0	115	(115)	0
FICA-Employer	0	115	(115)	0
Total Federal Taxes	$0	$527	$(527)	$0

State and Local
Withholding	$0	$72	$(72)	$0
Sales Tax	2	0	0	2
Unemployment Tax	0	0	0	0
Real Property	13	0	0	13
Personal Property	22	1	0	23
Franchise Tax	46	18	(72)	(8)
Total State and Local	$83	$91	$(144)	$30

Total Taxes	$83	$618	$(671)	$30

Notes

1 - The Debtors have not annexed copies of tax returns filed with various taxing authorities during the current reporting period to this MOR, nor have they included the Debtors’ IRS Form 6123 with this MOR. Copies of such tax returns and IRS Form 6123 will be provided upon reasonable request in writing to counsel for the Debtors.

2 - The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

MOR-4 (CON’T):

SUMMARY OF UNPAID POST-PETITION DEBTS 1

(Dollars in thousands)

Description	Amount
0 - 30 days old	$4,165
31+ days old	2,554
Total Vendor Accounts Payable Post-petition	$6,719

Notes

1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms.

MOR-5:

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(Dollars in thousands)

Description	Amount
0 - 30 days old	$21,663
31 - 60 days old	178
61 - 90 days old	(190)
91+ days old	1,006
Total Customer Accounts Receivable	$22,657
Customer Allowances	(2,056)
Total Accounts Receivable	$20,601

MOR-6:

PAYMENTS TO INSIDERS AND PROFESSIONALS

(Dollars in thousands)

INSIDERS
Name	Type of Payment [1]	Current Month Amount Paid	Total Paid Since August 4, 2012 [2]
Christmas, Patrick	Salary/Expenses	$17	$201
Divis, Gregory	Salary/Expenses	36	303
McHugh, Thomas	Salary/Expenses	23	202
Total		$76	$706

Notes

1 – Additional detail concerning payments to the Debtors’ insiders will be provided upon reasonable request in writing to counsel for the Debtors.

2 – This table lists only those insiders who received a payment during the current reporting period. Additional insiders have received payments during the Debtors’ chapter 11 cases. For information regarding the total amount paid to such insiders during the Debtors’ chapter 11 cases, please refer to previously filed MORs.

PROFESSIONALS [1]
Name	Date of Court Order Authorizing Payment	Amount Requested [2]	Current Month Amount Paid	Total Paid To Date [3]	Total Invoiced & Unpaid
Alston & Bird LLP	September 14, 2012	$34	$34	$340	$0
Arnall Golden Gregory LLP	October 10, 2012	12	13	49	25
Duff & Phelps, LLC	October 10, 2012	230	185	605	386
Curtis, Mallet-Prevost, Colt & Mosle LLP	January 15, 2013	0	161	161	81
Epiq Bankruptcy Solutions, LLC	September 27, 2012	38	45	287	13
Ernst & Young, LLP	September 28, 2012	44	0	36	53
Fortgang Consulting	September 14, 2012	0	0	301	0
FourSquare Partners	April 5, 2013	25	50	63	0
Houlihan & Lokey Capital, Inc.	September 14, 2012	153	153	1,696	0
Jefferies & Company, Inc.	October 10, 2012	193	0	1,716	358
Lowenstein Sandler PC	December 27, 2012	0	0	4004	0
Stroock Stroock & Lavan LLP	October 10, 2012	541	582	2,399	1,489
Weil, Gotshal & Manges LLP	September 27, 2012	0	0	3,813	0
Willkie Farr & Gallagher LLP	September 27, 2012	871	360	4,535	1,964
Total		$2,141	$1,583	$16,401	$4,369

Notes

1 – Represents professional services exclusive of those rendered by professionals retained by the Debtors pursuant to the September 27, 2012 order of the Bankruptcy Court authorizing the Debtors to employ and retain professionals utilized in the ordinary course of business.

2 – Represents amounts requested during the current reporting period.

3 – Represents payments made from the date of the Bankruptcy Court’s order authorizing each firm’s retention.

4 – The $400 to Lowenstein Sandler PC was paid pursuant to the DIP Order.

MOR-6 (CON’T):

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS 1

(Dollars in thousands)

Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Month
Building lease payable[2]	$0	$0

Total Payments		$0

Notes

1 - The Debtors’ schedule of lease payments, as set forth in this MOR, only reflects payments made pursuant to the Debtors’ real property leases. Immaterial leases of personal property are not included in this MOR-6.

2 – On February 13, 2013, the Bankruptcy Court entered an order authorizing the Debtors to enter into a new corporate headquarters lease agreement for premises located at 16640 Chesterfield Grove Road, Suite 200, Chesterfield, Missouri [Docket No. 598]. During the current reporting period, no payments were made with respect to such lease.

MOR-7:

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any US Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations
13

The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes and certain items which have been paid subsequent to the end of this reporting period.

MAKENA® PERFORMANCE METRICS

Makena® (hydroxyprogesterone caproate injection) is the Debtors’ single-most valuable product. The information below addresses certain key performance metrics related to Makena®. The amounts shown are based on estimates and are subject to change. Gross revenues are preliminary and unaudited, and are not prepared in accordance with GAAP.

Three Months Ended	Gross Revenues ($ in thousands)(1)	Total Prescriptions (2)	Vials Shipped to Customers (3)
9/30/2012	$ 13,006	3,037	3,770
12/31/2012	$ 23,495	3,452	6,810
3/31/2013	$ 29,014	4,302	8,410
5/31/2013(4)	$ 34,955	4,915	10,132

Notes:
(1) Amounts shown are estimated based on the number of vials shipped to customers and list price/vial.
(2) Represents total prescriptions reported to the Debtors and does not include cancellations.
(3) Represents paid vials shipped to the Debtors' customers, which include specialty pharmacies and distributors.
(4) Data for the months of March 2013, April 2013, and May 2013 is used in the absence of complete data for the three months ending June 30, 2013.